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                         MFS(R) World Governments Series
                   (a series of MFS Variable Insurance Trust)

                   Supplement to Prospectus dated May 1, 1998

The Series' Prospectus is revised as follows:

1. A new paragraph is added following the third paragraph under the caption "Investment Objective and Policies - MFS World Governments Series" which reads in its entirety:

                  Up to  20% of the  Series'  net  assets  may  be  invested  in non-convertible fixed income securities issued by non-governmental users rated BBB or higher by Standard & Poor's Rating Services ("S&P"), Fitch Investors Services, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") (AAA, AA, A or BBB) or Baa or higher by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa) and comparable unrated securities. Securities rated BBB by S&P, Fitch or Duff & Phelps or Baa by Moody's and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

2. The fourth and fifth sentences in the fourth paragraph under the caption "Investment Objective and Policies - MFS World Governments Series" are deleted.

3. The last two paragraphs under the caption "Investment Objective and Policies - MFS World Governments Series" are deleted.

4. The identification of the portfolio manager of the MFS World Governments Series has changed. Effective August 1, 1998, James T. Swanson replaced Stephen C. Bryant as the Series' portfolio manager. Therefore, the description of portfolio manager under the caption "Management of the Series - Investment Adviser" is hereby revised as follows:

                  James T. Swanson is the portfolio manager of the Series. Mr. Swanson, a Senior Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1985 and has been the Series' portfolio manager since August 1, 1998.

                  The date of this Supplement is August 1, 1998